EXHIBIT 10.26

SEVENTH AMENDMENT TO TRUST AGREEMENT NO. 5

This Seventh Amendment to Trust Agreement No. 5 is entered into effective as of July 28, 2014 by and between Cliffs Natural Resources Inc., f/k/a Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), and KeyBank, N.A., the successor in interest to Key Trust Company of Ohio, N.A., a national banking association, as Trustee (the “Trustee”). Capitalized terms not defined herein shall have the meanings assigned to such terms in Trust Agreement No. 5.

WITNESSETH

WHEREAS, on October 28, 1997 the Company and a predecessor in interest to the Trustee entered into Trust Agreement No. 5; and

WHEREAS, Section 9(c) of Trust Agreement No. 5 provides that Exhibit A thereto may be amended by the Company by furnishing to the Trustee an amendment thereto.

NOW, THEREFORE, the Company and the Trustee hereby amend Trust Agreement No. 5 to provide as follows:

1.    Exhibit A is amended in its entirety to read as attached hereto.

IN WITNESS WHEREOF, the Company and the Trustee have caused counterparts of this Seventh Amendment to be executed on this 28th day of July, 2014, each of which shall be an original Amendment.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ James D. Graham
Title:	Vice President, Chief Legal Officer & Secretary

KEYBANK, N.A., as Trustee

By:	/s/ Lester W. Dryja
Title:	Vice President

EXHIBIT A

Effective July 28, 2014

TRUST AGREEMENT NO. 5

PLAN 26042: 2012 NON-QUALIFIED DEFERRED COMPENSATION PLAN	Plan 29043: 2005 VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN	Plan 29043: 2000 VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN
CASH
ADERHOLD ,RONALD K	ADERHOLD, RONALD K	MARIANI , RONALD
CARTELLA ,DAVID T	BAISDEN, STEVEN R	MLINAR , MICHAEL P
BOOR ,WILLIAM C	BLAKE ,DAVID B
BARTOLOMUCCI ,JAMES M	BOOR ,WILLIAM C
HUNSINGER-GORENC ,STEPHANE S	BRAKE ,WILLIAM A
MCLAUGHLIN ,MICHAEL P	BRLAS ,LAURIE
TOMPKINS ,PAUL K	LATENDRESSE ,EDWARD M
GILMAN ,JOYCE S	MEE ,TERRENCE R
MCFADDEN ,WILLIAM J	MICHAUD ,JAMES R
NELSON ,MARK D	MLINAR ,MICHAEL P
CHEVERINE ,CAROLYN E	PARADIE ,TERRANCE M
THORNTON ,WILLIAM M	SCHAEDIG ,TIMOTHY H
BAISDEN ,STEVEN R	SIMMONS ,KENNETH D
SIMMONS ,KENNETH D	SMITH ,CLIFFORD T
KIRSCH ,JAMES F	TOMPKINS ,PAUL K
PETRIK ,JASON S	TUOMI ,JOHN N
GRAHAM ,JAMES D	VETOR ,DUKE D
MEE ,TERRENCE R
TISH ,JOHN G	SHARES
CEBULA ,ROBERT C	BARTOLOMUCCI ,JAMES M
FLANAGAN ,TIMOTHY K	BLAKE ,DAVID B
PARADIE ,TERRANCE M	BOOR ,WILLIAM C
FEDOR ,TERRY G	BRAKE ,WILLIAM A
MILLBURG ,LAWRENCE J	BRLAS ,LAURIE
WEBB ,DAVID	CHEVERINE ,CAROLYN E
MICHAUD ,JAMES R	LATENDRESSE ,EDWARD M
CARLSON ,PAUL A	MARIANI ,RONALD
BITTNER ,MATTHEW C	MEE ,TERRENCE R
CROSWELL ,JACK T	MICHAUD ,JAMES R
DORR ,NEIL E	MLINAR ,MICHAEL P
KOCHEVAR ,JAMES M	MORRIS ,MICHAEL J
MORRIS ,MICHAEL J	PARADIE ,TERRANCE M
HOLSTEN ,KENNETH C	SMITH ,CLIFFORD T

PLAN 26042: 2012 NON-QUALIFIED DEFERRED COMPENSATION PLAN	Plan 29043: 2005 VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN	Plan 29043: 2000 VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN
SHARES (cont.)
PAVLICH ,KENNETH P	SMITH ,GLENN W
SMITH ,CLIFFORD T	TOMPKINS ,PAUL K
VETOR ,DUKE D	TUOMI ,JOHN N
SILVA ,JAMES P	VETOR ,DUKE D
WHITEFORD ,SEAN M